Exhibit 10.6

SECURED PROMISSORY NOTE

$13,800,000.00                                                                                                                    May 3, 2017

1.       FOR VALUE RECEIVED, IRESI VERNON HILLS COMMONS, L.L.C., a Delaware limited liability company (“Borrower”), hereby promises to pay, to the order of PARKWAY BANK AND TRUST COMPANY, an Illinois banking corporation (“Lender”), having a principal place of business and post office address at 4800 N. Harlem Avenue, Harwood Heights, IL 60706, or at such other place as Lender may designate, the principal sum of THIRTEEN mILLION EIGHT hundred Thousand and 00/100 Dollars ($13,800,000.00) (the “Loan Amount”) or so much thereof as shall from time to time have been advanced, together with interest on the unpaid balance of said sum from May 3, 2017 (the “Closing Date”), at the fixed rate of three and 69/100ths percent (3.69%) per annum from the Closing Date through and including May 3, 2022, and the fixed rate of four percent (4.00%) per annum from May 4, 2022 through and including the Maturity Date, as defined below (the “Interest Rate”). Any amount payable hereunder which is not paid when due shall, at Lender’s election, bear interest at a rate equal to the Interest Rate plus three percent (3%) per annum (the “Default Rate”).

2.       Interest on this Secured Promissory Note (this “Note”) shall be calculated in arrears on the basis of a 360-day year and the actual number of days elapsed in any portion of a month in which interest is due. Beginning on June 3, 2017, and continuing on the 3rd day of each successive month thereafter until the Maturity Date (as defined below), Borrower shall pay to Lender monthly payments of interest only. All outstanding principal of and accrued and unpaid interest to and including the date of payment and other Indebtedness shall be due and payable in full on May 3, 2024, or such earlier date resulting from the acceleration of the Indebtedness by Lender (“Maturity Date”). All principal and interest shall be paid without setoff, counterclaim, or deduction of any kind, in lawful money of the United States of America by automated clearinghouse transfer through such bank or financial institution as shall be approved in writing by Lender, shall be made to an account designated by Lender, and shall be initiated by Lender or shall be made in such other manner as Lender may direct from time to time. Any other monthly deposits or payments Borrower is required to make to Lender under the terms of the Loan Documents (as defined in the Loan Agreement defined below) shall be made by the same payment method and on the same date as the installments of interest due under this Note. This Note is the Note referred to in that certain Loan Agreement of even date herewith (as amended form time to time the “Loan Agreement”), by and between Lender and Borrower. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

3.       Borrower may prepay the principal of this Note in whole or part prior to the Maturity Date without premium or penalty in accordance with the provisions of the Loan Agreement. Time is of the essence with respect to the payment of this Note.

4.       If any payment of principal, interest, or other Indebtedness is not made when due, damages will be incurred by Lender, including additional expense in handling overdue payments, the amount of which is difficult and impractical to ascertain. Borrower therefore agrees to pay, upon demand, to the extent permitted by law, the sum of five cents ($.05) for each one dollar ($1.00) of each said payment that becomes overdue (“Late Charge”) as a reasonable estimate of the amount of said damages, subject, however, to the limitations contained in Paragraph 5 hereof, and provided that no late charge shall be assessed for any payment due on or after the Maturity Date.

Further, notwithstanding the hereinabove or anything in the Loan Documents to the contrary, no Late Charge shall be incurred by or assessed against Borrower with respect to amounts as to which interest at the Default Rate accrues.

5.       If any Event of Default has occurred and is continuing under the Loan Documents, the entire principal balance of the Loan, interest then accrued, and all other Indebtedness whether or not otherwise then due, shall, at Lender’s option, become immediately due and payable without demand or notice, and whether or not Lender has exercised said option, interest shall accrue on the entire principal balance, interest then accrued, and any other Indebtedness then due, at a rate equal to the Default Rate until fully paid. Notwithstanding the foregoing, in the case of any Event of Default specified in Section 4.1(B) of the Loan Agreement with respect to the Borrower or any guarantor, including the Guarantor, without any notice to Borrower or any other act by Lender, the entire principal balance of the Loan, interest then accrued, and all other Indebtedness whether or not otherwise then due, shall become immediately and automatically due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower, and Borrower will pay the same.

6.       Borrower agrees that Lender has all rights of set-off and bankers’ lien provided by applicable law, and, in addition thereto, Borrower agrees that at any time any Event of Default exists, Lender may apply to the payment of any obligations of Borrower, whether or not then due, any and all balances, credits, deposits, accounts or moneys of Borrower then or thereafter with Lender.

7.       Notwithstanding anything herein or in any of the other Loan Documents to the contrary, no provision contained herein or therein that purports to obligate Borrower to pay any amount of interest or any fees, costs or expenses that are in excess of the maximum permitted by applicable law shall be effective to the extent it calls for the payment of any interest or other amount in excess of such maximum. All agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by Lender exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum lawful amount, the interest payable to Lender shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall, at Lender’s option, be refunded to Borrower or be applied to the reduction of the principal hereof, and not to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal hereof such excess shall be refunded to Borrower. This paragraph shall control all agreements between Borrower and Lender.

8.       Borrower and any endorsers or guarantors waive presentment, protest and demand, notice of protest, demand and dishonor and nonpayment, and agree the Maturity Date of this Note or any installment may be extended without affecting any liability hereunder, and further promise to pay all reasonable costs and expenses, including but not limited to, reasonable attorney’s and paralegal’s fees incurred by Lender in connection with any default or in any proceeding (whether incurred in any trial, appellate, bankruptcy, condemnation or any other proceeding) to interpret and/or enforce any provision of the Loan Documents. No release of Borrower from liability hereunder shall release any other maker, endorser or guarantor hereof.

9.       This Note is secured by the Loan Documents, including, without limitation, the instruments described on Schedule I attached hereto and made a part of this Note. In no event shall such documents be construed inconsistently with the terms of this Note, and in the event of any discrepancy between any such documents and this Note, the terms of this Note shall govern. The proceeds of this Note are to be used for business, commercial, investment or other similar purposes, and no portion thereof will be used for any personal, family, or household use. This Note shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to its conflict of law principles.

10.       Except as permitted pursuant to the Mortgage described in Schedule I, and as permitted by the Loan Agreement, any sale, conveyance or transfer of any right, title or interest in the Premises or any portion thereof, or any other violation of any provisions of the Loan Agreement or the Mortgage with respect to any transfers of the Premises without the prior written consent of Lender, shall, at the option of Lender, constitute an Event of Default hereunder and upon any such Event of Default Lender may declare the entire indebtedness evidenced by this Note to be immediately due and payable and foreclose the Mortgage securing this Note immediately or at any time after such Event of Default occurs. The acceptance of any payment due hereunder after any sale, transfer or assignment shall not be deemed as the consent of Lender to a sale, transfer or assignment.

11.       If this Note is executed by more than one party, all references herein to Borrower shall be deemed to each such party, individually and collectively, and the obligations and liabilities of each Borrower under this Note shall be joint and several and shall be binding upon and enforceable against each Borrower and their respective successors and assigns. This Note shall inure to the benefit of and may be enforced by Lender and its successors and assigns.

12.       This Note may not be changed or terminated orally, but only by an agreement in writing and signed by both the Borrower and the Lender. All of the rights, privileges, and obligations hereunder shall inure to the benefit of Lender’s successors, and assigns and shall bind Borrower’s permitted successors and assigns.

13.       TO INDUCE LENDER TO ACCEPT THIS NOTE, BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE WILL BE LITIGATED IN COURTS HAVING SITUS IN CHICAGO, ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN CHICAGO, ILLINOIS, WAIVES PERSONAL SERVICE OF PROCESS UPON BORROWER, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS STATED IN THE DEED OF TRUST AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.

14.       The parties hereto intend and believe that each provision of this Note comports with all applicable law. However, if any provision in this Note is found by a court of law to be in violation of any applicable law, and if such court should declare such provision of this Note to be unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such provision shall be given full force and effect to the fullest possible extent that it is legal, valid and enforceable, that the remainder of this Note shall be construed as if such unlawful, void or unenforceable provision were not contained herein, and that the rights, obligations and interests of Borrower and Lender under the remainder of this Note shall continue in full force and effect.

15.       Borrower hereby waives and renounces for itself, its legal representatives, and its successors and assigns, all rights to the benefits of any appraisement, exemption and homestead now provided or that may hereafter be provided by the Constitution and laws of the United States of America and of any state thereof to and in all its property, real and personal, against the enforcement and collection of the obligations evidenced by this Note.

16.       Borrower hereby transfers, conveys and assigns to Lender a sufficient amount of such homestead or exemption as may be set apart in bankruptcy, to pay this Note in full, with all costs of collection, and does hereby direct any trustee in bankruptcy having possession of such homestead or exemption to deliver to Lender a sufficient amount of property or money set apart as exempt to pay the Indebtedness evidenced hereby, or any renewal thereof, and does hereby appoint Lender the attorney-in-fact for Borrower to claim any and all such homestead or exemptions allowed by law.

17.       AFTER CONSULTING WITH COUNSEL AND CAREFUL CONSIDERATION, BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF THIS NOTE OR ANY OTHER INSTRUMENT OR AGREEMENT BY WHICH THIS NOTE IS, OR MAY HEREAFTER BE, SECURED, OR OUT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (ORAL OR WRITTEN), OR ACTIONS OF BORROWER OR LENDER. THIS WAIVER IS A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS NOTE.

18.       Lender may at any time assign its rights in this Note and the Loan Documents, or any part thereof and transfer its rights in any or all of the Collateral, and Lender thereafter shall be relieved from all liability with respect to such Collateral. In addition, Lender may at any time sell one or more participations in the Note. Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Note to secure obligations of Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment of a security interest shall release Lender from any of its obligations hereunder or substitute any such pledgee or assignee for Lender as a party hereto. Except as otherwise permitted in the Loan Documents, Borrower may not assign its interest in this Note, or any other agreement with Lender or any portion thereof, either voluntarily or by operation of law, without the prior written consent of Lender.

19.       The Loan is a business loan which comes within the purview of Section 205/4, paragraph (1)(c) of Chapter 815 of the Illinois Compiled Statutes, as amended. Borrower agrees that the Loan evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C., §1601, et seq.

20.       Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and Lender’s policies and practices, Lender is required to obtain, verify and record certain information and documentation that identifies Borrower, which information includes the name and address of Borrower and such other information that will allow Lender to identify Borrower in accordance with the Act. In addition, Borrower shall (a) ensure that no person who owns a controlling interest in or otherwise controls Borrower or any subsidiary of Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause any of its subsidiaries to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.

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IN WITNESS WHEREOF, Borrower has caused this Secured Promissory Note to be duly executed and delivered to Lender as of the date first set forth above.

IRESI Vernon Hills Commons, L.L.C.,
a Delaware limited liability company

By:	Inland Residential Operating Partnership, L.P., a Delaware limited partnership, its sole member

       By:   Inland Residential Properties Trust, Inc.,

                   a Maryland corporation, its general partner

By:         /s/ David Z. Lichterman

Name:   David Z. Lichterman

Its:         Chief Accounting Officer,

   Treasurer and Vice President

SCHEDULE I

A.       MORTGAGE:

Mortgage, Security Agreement, Assignment of Rents and Fixture Filing executed by IRESI Vernon Hills Commons, L.L.C. encumbering certain real estate located at 1255 Town Center Road, Vernon Hills, Illinois.

B.	ASSIGNMENTS OF LEASES AND RENTS:

Assignment of Leases and Rents executed by IRESI Vernon Hills Commons, L.L.C. encumbering certain real estate located at 1255 Town Center Road, Vernon Hills, Illinois.

C.       SECURITY AGREEMENT:

Security Agreement executed by IRESI Vernon Hills Commons, L.L.C.

D.       GUARANTY:

Guaranty executed by Inland Residential Properties Trust, Inc.